Exhibit 99.8

                                                               EXECUTION VERSION

                        RECONSTITUTED SERVICING AGREEMENT

                         Luminent Mortgage Trust 2007-2

     This Reconstituted Servicing Agreement, dated as of May 1, 2007 (this "Agreement"), is by and among WASHINGTON MUTUAL BANK ("Washington Mutual" or the "Servicer"), LARES ASSET SECURITIZATION, INC. ("Lares" or the "Depositor"), MAIA MORTGAGE FINANCE STATUTORY TRUST ("Maia" or the "Seller") and WELLS FARGO BANK, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                                    RECITALS

     WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit Two hereto (the "Serviced Loans") to the Depositor, and the Depositor in turn has conveyed the Serviced Loans to the Trustee, all pursuant to a pooling agreement, dated as of April 1, 2007 (the "Pooling Agreement"), among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

     WHEREAS, the Serviced Loans are currently being serviced by the Servicer for the Seller pursuant to a Servicing Agreement, dated as of November 1, 2006 (the "Servicing Agreement"), among Washington Mutual, as servicer, and Luminent Mortgage Capital, Inc., the Seller and Mercury Mortgage Finance Statutory Trust, as Owner, a copy of which is annexed hereto as Exhibit Three and a Special Foreclosure Rights Provisions letter agreement among, Luminent Mortgage Capital, Inc., the Seller and Mercury Mortgage Finance Statutory Trust and agreed to by the Servicer, dated of November 30, 2006, a copy of which is attached hereto as Exhibit Six;

     WHEREAS, the Seller desires that the Servicer continue to service the Serviced Loans and the Servicer has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein;

     WHEREAS, Section 5.6 of the Servicing Agreement ("Transfer of Mortgage Loans") provides that, subject to certain conditions set forth therein, the Owner may assign the Servicing Agreement with respect to some or all of the Mortgage Loans, and without limiting the foregoing, the Servicer has agreed in
Article 8 of the Servicing Agreement ("Reconstitutions; Regulation AB Compliance") to execute such Reconstitution Agreements as may be reasonably necessary in connection with any Permitted Reconstitution pursuant to the Servicing Agreement;

     WHEREAS, the Seller and Servicer agree that (a) the transfer of the Serviced Loans from the Seller to the Depositor and from the Depositor to the Trustee pursuant to the Pooling Agreement constitutes a Permitted Reconstitution and (b) this Agreement shall constitute a Reconstitution Agreement (each as defined in the Servicing Agreement) in connection with such Permitted Reconstitution that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling Agreement;

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default under the Servicing Agreement with respect to the Serviced Loans;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Capitalized terms used and not defined in this Agreement (including Exhibit One hereto) shall have the meanings ascribed to them in the Servicing Agreement.

                                   ARTICLE II

                                    SERVICING

     The Servicer agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Servicer under the provisions of the Servicing Agreement, except as otherwise provided herein, and that the provisions of the Servicing Agreement (including any provisions therein modified by this Agreement), are and shall be a part of this Agreement to the same extent as if set forth herein in full.

                                  ARTICLE III

                               TRUST CUT-OFF DATE

     The parties hereto acknowledge that by operation of Section 3.1 to the Servicing Agreement ("Distributions"), the remittance on May 18, 2007 to be made to the Luminent Mortgage Trust 2007-2 Trust (the "Trust Fund") is to include all principal and interest collections due after April 1, 2007 (the "Trust Cut-off Date"), and for the Due Period immediately preceding May 18, 2007, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date with respect to the Serviced Loans, and taking into account the adjustments specified in the first paragraph of Section 3.1 to the Servicing Agreement (as modified by this Agreement).

                                   ARTICLE IV

                                  SERVICING FEE

     The Servicing Fee Rate for the Serviced Loans is as set forth on the related Mortgage Loan Schedule (the "Servicing Fee Rate"). The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer or as otherwise provided in the Servicing Agreement.

                                    ARTICLE V

              RECOGNITION OF THE MASTER SERVICER AND THE TRUST FUND

     (a) From and after the date hereof, the Servicer, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce the Servicer's obligation to service the Serviced Loans in accordance with the provisions of this Agreement. The Servicer shall recognize the Trust Fund as the owner of the Serviced Loans, and the Servicer will service the Serviced Loans for the Trust Fund as if the Trust Fund and the Servicer had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of this Agreement. The Master Servicer and the Trustee shall have the same rights (but not obligations, except to the extent expressly set forth in the Pooling Agreement) as the Owner under the Servicing Agreement to enforce the obligations of the Servicer with respect to the Serviced Loans, including, without limitation, in the case of the Trustee, the enforcement of (i) the document delivery requirements set forth in
Section 2.1 ("Identification of Mortgage Loans; Servicer to Act as Servicer") and Section 4.2 ("Satisfaction of Mortgages and Release of Collateral Files") of the Servicing Agreement and (ii) remedies with respect to representations and warranties made by the Servicer in the Servicing Agreement, and, in the case of the Master Servicer, shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Serviced Loans. The Servicer shall look solely to the Trust Fund for performance of any obligations of the Owner under this Agreement and the Trust Fund hereby assumes such obligations. All references to the Owner under the Servicing Agreement insofar as they relate to the Serviced Loans that have not otherwise been modified under this Agreement shall be deemed to refer to the Trust Fund. No party to the Servicing Agreement shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement, which amendment, modification, waiver or other alteration would in any way materially affect the Serviced Loans or the Servicer's performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or which would materially and adversely affect the interests of the certificateholders in the Serviced Loans.

     (b) The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement as provided in Section 6.1
("Events of Default") of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Owner under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master

Servicer of its rights, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer.

     (c) A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

     (d) Notwithstanding anything in this Agreement to the contrary, it is understood that the Servicer shall not be obligated to defend, indemnify or hold harmless the Master Servicer, the Securities Administrator, the Trust Fund, the Seller, the Trustee or the Depositor against any losses, damages, penalties, fines, forfeitures, judgments or any related costs including, without limitation, legal fees and costs that any of them may sustain, arising out of or resulting from (i) actions or omissions of the Servicer which were taken or omitted upon the instruction or direction (whether actual or constructive) of the Master Servicer or another designee of the Trust Fund or (ii) the failure of any responsible designee of the Trust Fund to perform the obligations of the "Owner" under the Servicing Agreement, or any indirect, special, or consequential damages, losses, costs or other expenses incurred by the Master Servicer, the Trustee or any other designee of the Trust Fund.

                                   ARTICLE VI

                                   WARRANTIES

     The Seller and the Servicer mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

                                  ARTICLE VII

                                 REPRESENTATIONS

     (a) The Servicer hereby represents and warrants for the benefit of the Depositor and the Trustee on behalf of the Trust Fund, that the representations and warranties set forth in Section 5.7 ("Representations and Warranties of the Servicer") of the Servicing Agreement are true and correct as of May 1, 2007 (the "Reconstitution Date"), as if such representations and warranties were made on such date.

     (b) The Servicer hereby represents for the benefit of the Depositor and the Trustee on behalf of the Trust Fund, that each prepayment charge or penalty with respect to any Mortgage Loan is customary, permissible, enforceable and collectible under applicable federal, state and local law.

                                  ARTICLE VIII

                                   ASSIGNMENT

     The Servicer hereby acknowledges that the rights of the Seller as Owner under the Servicing Agreement are hereby assigned to the Depositor, and such rights are being assigned by the Depositor to the Trustee on behalf of the Trust Fund as of the Reconstitution Date. In addition, the Trustee has made, or intends to make, a REMIC election. The Servicer hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

                                   ARTICLE IX

                             NOTICES AND REMITTANCES

     (a) All notices, consents, certificates, reports and certifications (collectively, "Written Information") required to be delivered to the Owner under the Servicing Agreement and under this Agreement shall, with respect to the Serviced Loans, be delivered to the Master Servicer at the following address:

           Wells Fargo Bank, N.A.
           P.O. Box 98
           Columbia, Maryland 21046
           Attention: Client Manager, Luminent 2007-2
           (or in the case of overnight deliveries, 9062 Old Annapolis Road
           Columbia, Maryland 21045
           Attention: Client Manager, Luminent 2007-2)
           Telephone: (410) 884-2000
           Facsimile: (410) 715-2380

     (b) All amounts required to be remitted or distributed by the Servicer to the Owner under the Servicing Agreement and under this Agreement shall, with respect to the Serviced Loans, be on a scheduled/scheduled basis and shall be made to the following wire account:

           Wells Fargo Bank, N.A.
           ABA#: 121-000-248
           Account Name: SAS CLEARING
           Account Number: 3970771416
           For further credit to: Luminent 2007-2, Account #53142600

     (c) All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

           HSBC Bank USA, National Association
           452 Fifth Avenue
           New York, New York 10018
           Attention: CTLA - Structured Finance / Luminent Mortgage Trust 2007-2

     (d) All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

           Lares Asset Securitization, Inc.
           101 California Street, 13th Floor
           San Francisco, California 94111
           Attention:  Christopher Zyda
           Telephone:  (415) 217-4500
           Facsimile:  (415) 217-4518

     (e) All demands, notices and communications required to be delivered to the Servicer under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

           Washington Mutual Bank
           1301 Second Avenue, WMC 3501
           Seattle, WA  98101
           Attention:  David Zielke
           Telephone:  (206) 500-4352
           Facsimile:  (206) 377-2236

                                   ARTICLE X

                                  GOVERNING LAW

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ARTICLE XI

                                    AMENDMENT

     The parties hereto hereby acknowledge and agree that this Agreement shall not be amended without the consent of the Servicer and the Seller.

                                  ARTICLE XII

                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                                  ARTICLE XIII

                                 RECONSTITUTION

     The Servicer and the Seller agree that this Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that May 1, 2007 is the Reconstitution Date.

                                  ARTICLE XIV

                           LIMITED ROLE OF THE TRUSTEE

     The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

     IN WITNESS WHEREOF, the Servicer, the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                WASHINGTON MUTUAL BANK, as Servicer

                                By:      /s/ Trisha Lowe
                                     -------------------------
                                Name:  Trisha Lowe
                                Title: Vice President


                                MAIA MORTGAGE FINANCE STATUTORY
                                TRUST, as Seller

                                By:   /s/ Christopher J. Zyda
                                    --------------------------
                                Name:  Christopher J. Zyda
                                Title: President & Trustee


                                LARES ASSET SECURITIZATION, INC., as
                                Depositor

                                By:  /s/ Christopher J. Zyda
                                   ----------------------------
                                Name:  Christopher J. Zyda
                                Title: Chief Financial Officer


                                WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator

                                By:   /s/ Amy Doyle
                                    ---------------------------
                                Name:  Amy Doyle
                                Title: Vice President
Agreed to and Acknowledged By:

HSBC BANK USA, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee for Luminent Mortgage Trust 2007-2 under the Pooling
Agreement

By: /s/ Nina Nassar
  ----------------------------
Name:   Nina Nassar
Title:  Officer

                                   EXHIBIT ONE

                    Modifications to the Servicing Agreement
                    ----------------------------------------

     The Servicer and Seller hereby amend the Servicing Agreement with respect to the Serviced Loans as follows:

     (a) The definition of "Business Day" in Article 1 is hereby deleted in its entirety and replaced with the following:

               Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota, the State of New York, the State of Washington or the State of Wisconsin are authorized or obligated by law or executive order to be closed.

     (b) A new definition of Adverse REMIC Event is hereby added to Article 1 as follows:

     Adverse REMIC Event: Any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code).

     (c) A new definition of Custodial Agreement is hereby added to Article 1 as follows

               Custodial Agreement: The Custodial Agreement, dated as of April 1, 2007, by and between the Trustee and the Custodian, as amended or modified from time to time.

     (d) A new definition of Custodian is hereby added to Article 1 as follows:

               Custodian: Wells Fargo Bank, N.A., or its successor in interest or assigns in its capacity as custodian under the Custodial Agreement.

     (e) The definition of LPMI is hereby amended as follows:

               LPMI or LPMI Policy: A Lender Paid Primary Mortgage Insurance Policy, the premiums of which are paid by someone other than the Mortgagor or the Servicer.

     (f) A new definition of "Master Servicer" is hereby added to Article 1 as follows:

               Master Servicer: Wells Fargo Bank, N.A. and its successors and assigns in its capacity as master servicer pursuant to that certain pooling agreement, dated as of April 1, 2007, among Maia Mortgage Finance Statutory Trust, as seller, Lares Asset Securitization, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.

                                  Exhibit One-1

     (g) The definition of "Opinion of Counsel" in Article 1 is hereby deleted in its entirety and replaced with the following:

          Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Serviced Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who (i) is in fact independent of the Servicer, (ii) does not have any material direct or indirect financial interest in the Servicer or in any affiliate of any such entity and (iii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.

     (h) The first sentence of Section 2.4 ("Establishment of Account; Deposits in Account") is hereby amended as follows: by deleting the text following the word "entitled" in the first sentence of the first paragraph and adding in lieu thereof "Washington Mutual Bank, in trust for the Trustee of Luminent Mortgage Trust 2007-2".

     (i) The first sentence of Section 2.6 ("Establishment of Escrow Account; Deposits in Escrow Account; Escrow Analysis") is hereby amended by deleting the text following the word "entitled" in the first sentence of the first paragraph and inserting in lieu thereof the text "Washington Mutual Bank, in trust for the Trustee of Luminent Mortgage Trust 2007-2".

     (j) Two new paragraphs are inserted immediately following the second paragraph of Section 2.8 ("Payment of Taxes, Insurance and Other Charges") as follows:

          Serviced Loans with an LTV =75% and =80% as noted on the schedule attached as Exhibit Four of the Reconstitution Agreement will be covered by a Master LPMI Policy issued by Triad Guaranty Insurance Corporation ("Triad"). The Servicer shall not take any action that would result in non-coverage under such policy which, but for the actions of the Servicer, would have been covered thereunder. In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trust Fund, claims to Triad under such policy in a timely fashion in accordance with the terms of such policy and, in this regard, to take such action as shall be necessary to permit recovery under such policy respecting a defaulted serviced loan. Any amounts collected by the Servicer under such policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 2.5 (as if such funds related to a Primary Mortgage Insurance Policy).

     (k) Section 2.16(c) is hereby amended by inserting ", as evidenced by an Officer's Certificate delivered to the Master Servicer by the Servicer" immediately following "Nonrecoverable Advance".

     (l) Article 3 ("Payments to the Owner") is hereby amended by replacing each reference to "Owner" with "Master Servicer".

     (m) The first sentence in Section 3.2(a) is hereby amended by inserting "calendar" immediately following "10th" and by deleting the text beginning with "below" and ending with "(xxv) remittance amount." and inserting in lieu thereof

                                 Exhibit One-2

"data as set forth in Exhibit G hereto, or data in such other form mutually agreed upon by the Master Servicer and the Servicer."

     (n) Section 3.3 ("Delinquency and Foreclosure Statements") is hereby deleted in its entirety.

     (o) Each reference to "Owner" in Section 5.1(a)(i) are hereby amended by inserting "and the Master Servicer" immediately following each such reference.

     (p) Section 5.4 ("Servicer Not to Resign") is hereby amended by replacing the reference to "Owner" with "Master Servicer".

     (q) Section 5.5 ("Transfer of Servicing") is hereby amended by replacing each reference to "Owner" with "Master Servicer".

     (r) Section 6.1 ("Events of Default") is hereby amended by:

          (i) replacing each reference to the "Owner" with "Master Servicer".

          (ii) deleting  "three (3)" and  replacing  such text with "two (2)" in
     Section 6.1(i).

          (iii) deleting the text "pursuant to Section 7.2,".

          (iv) inserting "including but not limited to the transfer and endorsement or assignment of the Serviced Loans and related documents," immediately following "the purposes of such notice of termination,".

     (s) Section 6.2 ("Waiver of Defaults") is hereby amended by replacing the reference to the "Owner" with "Master Servicer".

     (t) Article 7 ("Termination") is hereby amended by replacing each reference to the "Owner" with "Master Servicer".

     (u) Section 7.2 ("Termination of the Servicer Upon Unremedied Event of Default") is hereby deleted in its entirety.

     (v) The text of the second paragraph of Section 8.3 ("Intent of the Parties; Reasonableness") is hereby amended by inserting the text immediately following "other performance" in the first sentence of the paragraph and immediately following "comply with requests" in the second sentence of the paragraph.

     (w) Paragraph (b) of Section 8.5 ("Information to Be Provided by the Servicer") of Exhibit H is hereby deleted in its entirety and replaced with the following:

          For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide prompt

                                 Exhibit One-3
     notice to the Owner,  any Master  Servicer and any  Depositor in writing of
     (A) any material legal proceedings pending against the Servicer or any Subservicer (or known to be contemplated by governmental authorities against such parties), (B) any affiliations (of a type described in Item 1119 of Regulation AB) that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any applicable Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under any applicable Reconstitution Agreement and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

     (x) Section 8.5(c) is hereby amended by inserting ", the Master Servicer" immediately following each reference to the "Owner".

     (y) Section 8.5(d) is hereby deleted in its entirety and replaced with the following:

          (d) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Serviced Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

               (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

               (ii)  material   breaches  of  pool  asset   representations   or
          warranties or transaction  covenants  (Item  1121(a)(12) of Regulation
          AB); and

               (iii) information regarding any pool asset changes pursuant to any repurchases.

     (z) Section 8.6 ("Servicer Compliance Statement") is hereby amended by deleting "addressed to the Owner" and replacing such text with "addressed to the Owner, the Master Servicer".

                                 Exhibit One-4

     (aa) Section 8.7(a)(i) is hereby amended by deleting "satisfactory to the Owner" and replaced such text with "satisfactory to the Owner, such Master Servicer".

     (bb) Section 8.7(a)(iv) is hereby amended by inserting "the Company or of" immediately following "the appropriate officer of".

     (cc) Section 8.8(a) is hereby amended by deleting "8.5(b) and (d)" and inserting "8.5(b), (c), and (d)" in lieu thereof.

     (dd) Section 8.8(b) is hereby amended by:

          (i) deleting "participating Entities" and inserting "a Participating Entity" in lieu thereof.

          (ii) by inserting ", annual servicer compliance statement and Sarbanes Certification" immediately following "compliance and attestation".

     (ee) Section 8.9 ("Indemnification; Remedies") is hereby amended by:

          (i) inserting "; and the respective present and former directors, officers and employees of each of the foregoing and of the Depositor (each, an "Indemnified Party")," immediately following "(within the meaning of
     Section 20 of the Exchange Act)," in Section 8.9(b).

          (ii) deleting "any losses" and inserting "any claims, losses," in lieu thereof in Section 8.9(b).

          (iii) inserting a new Section 8.9(b)(iii) immediately preceding the final paragraph in Section 8.9(b) as follows:

          "(iii) any breach by the Servicer of a representation or warranty set forth in Section 8.4(a) or in a writing furnished pursuant to Section 8.4(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 8.4(b) to the extent made as of a date subsequent to such closing date.

               If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other."

                                 Exhibit One-5

     (ff) Section  8.9(c) and Section 8.9(d) are reordered as Section 8.9(d) and
Section 8.9(e), respectively, and a new Section 8.9(c) is hereby added as follows:

          "(c)  (i)  Any  failure  by  the  Servicer,   any   Subservicer,   any
          Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 8, or any breach by the Servicer of a representation or warranty set forth in Section 8.4(a) or in a writing furnished pursuant to Section 8.4 (b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 8.4 (b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default (notwithstanding any other provision of this Agreement or any Reconstitution Agreement to the contrary) with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer (and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

          (ii) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required to be delivered under Section 8.6 or 8.7 (or, if the Depositor (or its agent) has obtained an extension to the Commission filing deadline for the related 10-K, by the date occurring ten days prior to the extended filing deadline), including (except as provided below) any failure by the Servicer to identify pursuant to
          Section 8.8(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation, shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as

                                 Exhibit One-6
          applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

          (iii) The Servicer shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor (which shall include reasonable transfer costs) as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

          (iii) Neither the Owner nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph (c)(ii) if a failure of the Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

          (iv)  Notwithstanding  anything  in clauses  (c)(i) or (c)(ii) of this
          Section 8.9 to the contrary, the initial failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under this Agreement shall not constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, provided that (A) such failure may not reasonably be expected to have a material adverse effect on the Purchaser, any Depositor or the Sponsor) and (B) such failure shall be remedied as soon as practicable.

     (gg) Section 9.1 ("Successor to the Servicer") is hereby amended by deleting the text "pursuant to Sections 5.4, 6.1, 7.1, or 7.2" and replacing such text with "pursuant to Sections 5.4, 6.1 or 7.1".

                                 Exhibit One-7

     (hh) The text of Section 9.2 ("Amendment") is hereby amended to read as follows:
     This Agreement may be amended only by written agreement signed by the Servicer, the Depositor, the Master Servicer, Maia Mortgage Finance Statutory Trust and the Trustee. The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) Servicer has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the certificateholders in the Serviced Loans.

     (ii) Exhibit D is hereby amended by replacing "[the Servicer] [Name of Subservicer]" in the introductory paragraph with "the Servicer".

     (jj) Exhibit Five hereto is hereby added to the Servicing Agreement as a new Exhibit G.

     (kk) Exhibit Six is hereby added to the Servicing Agreement as a new Exhibit H and is hereby amended as follows:

          (i) by inserting ", which it shall provide to the Securityholder," immediately preceding "a code" in Paragraph 1.

          (ii) by adding the  following  as the final  sentence in  Paragraph 9:
     "The Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.

          (iii) by deleting Paragraph 11 in its entirety.










                                 Exhibit One-8

                                   EXHIBIT TWO

                             List of Serviced Loans
                             ----------------------

 (To be retained in a separate closing binder entitled "Luminent 2007-2 Mortgage
      Loan Schedule" at the Washington DC office of Hunton & Williams LLP)
































                                  Exhibit Two-1

                                  EXHIBIT THREE

                               Servicing Agreement
                               -------------------

  (As retained on file with the Washington DC office of Hunton & Williams LLP)




































                                 Exhibit Three-1

                                  EXHIBIT FOUR

       Master Lender-Paid Private Mortgage Insurance Policy Mortgage Loans
       -------------------------------------------------------------------








































                                 Exhibit Four-1

                                  EXHIBIT FIVE

                                   EXHIBIT G

                            Form of Periodic Reports
                            ------------------------

----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
                        Standard Loan Level File Layout - Master Servicing
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------

----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
Exhibit 1:  Layout
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
Column Name             Description                                                     Decimal     Format Comment             Max
                                                                                                                               Size
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
Each file requires the following fields:
--------------------------------------------------------------------------------------- ------- ----------------------------- ------
SER_INVESTOR_NBR        A value assigned by the Servicer to define a group of loans.            Text up to 20 digits
                                                                                                                                 20
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
LOAN_NBR                A unique identifier assigned to each loan by the investor.              Text up to 10 digits
                                                                                                                                 10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERVICER_LOAN_NBR       A unique number assigned to a loan by the Servicer.  This may           Text up to 10 digits
                        be different than the LOAN_NBR.                                                                          10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SCHED_PAY_AMT           Scheduled monthly principal and scheduled interest payment that      2  No commas(,) or dollar
                        a borrower is expected to pay, P&I constant.                            signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
NOTE_INT_RATE           The loan interest rate as reported by the Servicer.                  4  Max length of 6
                                                                                                                                  6
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
NET_INT_RATE            The loan gross interest rate less the service fee rate as            4  Max length of 6
                        reported by the Servicer.                                                                                 6
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_FEE_RATE           The servicer's fee rate for a loan as reported by the Servicer.      4  Max length of 6
                                                                                                                                  6
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_FEE_AMT            The servicer's fee amount for a loan as reported by the              2  No commas(,) or dollar
                        Servicer.                                                               signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
NEW_PAY_AMT             The new loan payment amount as reported by the Servicer.             2  No commas(,) or dollar
                                                                                                signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
NEW_LOAN_RATE           The new loan rate as reported by the Servicer.                       4  Max length of 6
                                                                                                                                  6
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
ARM_INDEX_RATE          The index the Servicer is using to calculate a forecasted rate.      4  Max length of 6
                                                                                                                                  6
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------

                                 Exhibit Five-1

----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
ACTL_BEG_PRIN_BAL       The borrower's actual principal balance at the beginning of the      2  No commas(,) or dollar
                        processing cycle.                                                       signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
ACTL_END_PRIN_BAL       The borrower's actual principal balance at the end of the            2  No commas(,) or dollar
                        processing cycle.                                                       signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
BORR_NEXT_PAY_DUE_DATE  The date at the end of processing cycle that the borrower's             MM/DD/YYYY
                        next payment is due to the Servicer, as reported by Servicer.                                            10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_CURT_AMT_1         The first curtailment amount to be applied.                          2  No commas(,) or dollar
                                                                                                signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_CURT_DATE_1        The curtailment date associated with the first curtailment              MM/DD/YYYY
                        amount.                                                                                                  10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
CURT_ADJ_ AMT_1         The curtailment interest on the first curtailment amount, if         2  No commas(,) or dollar
                        applicable.                                                             signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_CURT_AMT_2         The second curtailment amount to be applied.                         2  No commas(,) or dollar
                                                                                                signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_CURT_DATE_2        The curtailment date associated with the second curtailment             MM/DD/YYYY
                        amount.                                                                                                  10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
CURT_ADJ_ AMT_2         The curtailment interest on the second curtailment amount, if        2  No commas(,) or dollar
                        applicable.                                                             signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------

                                 Exhibit Five-2

------------------------- ------------------------------------------------------------- ------- ----------------------------- ------

------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
Exhibit 1: Continued      Standard Loan Level File Layout

------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
Column Name               Description                                                   Decimal       Format Comment
                                                                                                                                Max
                                                                                                                               Size
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
SERV_CURT_AMT_3           The third curtailment amount to be applied.                        2  No commas(,) or dollar
                                                                                                signs ($)                        11
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
SERV_CURT_DATE_3          The curtailment date associated with the third curtailment            MM/DD/YYYY                       10
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
CURT_ADJ_AMT_3            The curtailment interest on the third curtailment amount, if       2  No commas(,) or dollar
                          applicable.                                                           signs ($)                        11
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
PIF_AMT                   The loan "paid in full" amount as reported by the Servicer.        2  No commas(,) or dollar
                                                                                                signs ($)                        11
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
PIF_DATE                  The paid in full date as reported by the Servicer.                    MM/DD/YYYY                       10
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
                                                                                                Action Code Key:
ACTION_CODE               The standard FNMA numeric code used to indicate the                   15=Bankruptcy,                    2
                          default/delinquent status of a particular loan.                       30=Foreclosure, , 60=PIF,
                                                                                                63=Substitution,
                                                                                                65=Repurchase,70=REO
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
INT_ADJ_AMT               The amount of the interest adjustment as reported by the           2  No commas(,) or dollar
                          Servicer.                                                             signs ($)                        11
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount, if applicable.           2  No commas(,) or dollar
                                                                                                signs ($)                        11
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if applicable.                    2  No commas(,) or dollar
                                                                                                signs ($)                        11
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
LOAN_LOSS_AMT             The amount the Servicer is passing as a loss, if applicable.       2  No commas(,) or dollar
                                                                                                signs ($)                        11
--------------------------------------------------------------------------------------- ------- ----------------------------- ------
Plus the following applicable fields:
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal amount due at                  2  No commas(,) or dollar
                          the beginning of the cycle date to be passed through                  signs ($)                        11
                          to investors.
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
SCHED_END_PRIN_BAL        The scheduled principal balance due to investors at                2  No commas(,) or dollar
                          the end of a processing cycle.                                        signs ($)                        11
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
SCHED_PRIN_AMT            The scheduled principal amount as reported by the                  2  No commas(,) or dollar
                          Servicer for the current cycle -- only applicable for                 signs ($)                        11
                          Scheduled/Scheduled Loans.
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------

                                 Exhibit Five-3

------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
SCHED_NET_INT             The scheduled gross interest amount less the service               2  No commas(,) or dollar
                          fee amount for the current cycle as reported by the                   signs ($)                        11
                          Servicer -- only applicable for Scheduled/Scheduled
                          Loans.
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
ACTL_PRIN_AMT             The actual principal amount collected by the Servicer              2  No commas(,) or dollar
                          for the current reporting cycle -- only applicable for                signs ($)                        11
                          Actual/Actual Loans.
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
ACTL_NET_INT              The actual gross interest amount less the service fee              2  No commas(,) or dollar
                          amount for the current reporting cycle as reported by                 signs ($)                        11
                          the Servicer -- only applicable for Actual/Actual Loans.
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
PREPAY_PENALTY_ AMT       The penalty amount received when a borrower                        2  No commas(,) or dollar
                          prepays on his loan as reported by the Servicer.                      signs ($)                        11
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------
PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for the loan waived                  2  No commas(,) or dollar
                          by the servicer.                                                      signs ($)                        11
------------------------- ------------------------------------------------------------- ------- ----------------------------- ------

                                 Exhibit Five-4

----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
Exhibit 1: Continued    Standard Loan Level File Layout
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
Column Name             Description                                                     Decimal      Format Comment            Max
                                                                                                                               Size
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
MOD_DATE                The Effective Payment Date of the Modification for the loan.            MM/DD/YYYY
                                                                                                                                 10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
MOD_TYPE                The Modification Type.                                                  Varchar - value can be
                                                                                                alpha or numeric                 30
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
DELINQ_P&I_ADVANCE_AMT  The current outstanding principal and interest advances made by      2  No commas(,) or dollar
                        Servicer.                                                               signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
                        Flag to indicate if the repurchase of a loan is due to a breach         Y=Breach
BREACH_FLAG             of Representations and Warranties                                       N=NO Breach                       1
                                                                                                Let blank if N/A
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------







                                 Exhibit Five-5

Exhibit 2:  Monthly Summary Report by Single Investor

MONTHLY SUMMARY REPORT

For Month Ended: mm/dd/yyyy                 Servicer Name
                -----------                              -----------------------

Prepared by:                                Investor Nbr
            --------------------------------            ------------------------

--------------------------------------------------------------------------------
Section 1.  Remittances and Ending Balances - Required Data
--------------------------------------------------------------------------------
Beginning     Ending    Total Monthly     Total Ending Unpaid   Total Monthly
Loan Count  Loan Count  Remittance Amo     Principal Balance   Principal Balance
--------------------------------------------------------------------------------
     0          0               $0.00            $0.00              $0.00
--------------------------------------------------------------------------------

Principal Calculation
---------------------
1.  Monthly Principal Due                                       +$0.00
2.  Current Curtailments                                        +$0.00
3.  Liquidations                                                +$0.00
4.  Other (attach explanation)                                  +$0.00
5.  Principal Due                                                $0.00
6.  Interest (reported "gross")                                 +$0.00
7.  Interest Adjustments on Curtailments                        +$0.00
8.  Servicing Fees                                              -$0.00
9.  Other Interest (attach explanation)                         +$0.00
10. Interest Due      (need to subtract ser fee)                 $0.00
                                                                 =====
Remittance Calculation
----------------------
11. Total Principal and Interest Due (lines 5+10)               +$0.00
12. Reimbursement of Non-Recoverable Advances                   -$0.00
13. Total Realized gains                                        +$0.00
14. Total Realized Losses                                       -$0.00
15. Total Prepayment Penalties                                  +$0.00
16. Total Non-Supported Compensating Interest                   -$0.00
17. Other (attach explanation)                                   $0.00
18. Net Funds Due on or before Remittance Date                  $$0.00

                                 Exhibit Five-6

------------------------------------------------------------------------------------------
Section 2.  Delinquency Report - Optional Data for Loan Accounting
------------------------------------------------------------------------------------------
                            Installments Delinquent
------------------------------------------------------------------------------------------
Total No.    Total No.                                In       Real Estate  Total Dollar
   of            of       30-   60-   90 or more  Foreclosure     Owned       Amount of
  Loans    Delinquencies  Days  Days     Days      (Optional)   (Optional)  Delinquencies
------------------------------------------------------------------------------------------
    0            0         0     0         0           0             0          $0.00
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Section 3.  REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
--------------------------------------------------------------------------------
REG AB FIELDS                               LOAN COUNT              BALANCE
--------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT                           0                   $0.00
--------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT WAIVED                    0                   $0.00
--------------------------------------------------------------------------------
DELINQUENCY P&I AMOUNT                           0                   $0.00
--------------------------------------------------------------------------------











                                 Exhibit Five-7

Exhibit  : Standard File Layout - Delinquency Reporting

    *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

------------------------------- ------------------------------------------------------------------ --------- -----------------------
Column/Header Name                                                 Description                     Decimal   Format Comment
------------------------------- ------------------------------------------------------------------ --------- -----------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LOAN_NBR                        A unique identifier assigned to each loan by the originator.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
CLIENT_NBR                      Servicer Client Number
------------------------------- ------------------------------------------------------------------ --------- -----------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an external
                                servicer to identify a group of loans in their system.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BORROWER_LAST_NAME              Last name of the borrower.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
PROP_ADDRESS                    Street Name and Number of Property
------------------------------- ------------------------------------------------------------------ --------- -----------------------
PROP_STATE                      The state where the  property located.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
PROP_ZIP                        Zip code where the property is located.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment is due to the servicer             MM/DD/YYYY
                                at the end of processing cycle, as reported by Servicer.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was filed.                            MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was filed.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to the bankruptcy
                                filing.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy has been approved by the            MM/DD/YYYY
                                courts
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From Bankruptcy. Either by Dismissal,           MM/DD/YYYY
                                Discharged and/or a Motion For Relief Was Granted.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved By The Servicer                    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is Scheduled To End/Close                 MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually Completed                           MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the servicer with instructions           MM/DD/YYYY
                                to begin foreclosure proceedings.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to Pursue Foreclosure                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------

                                 Exhibit Five-8

------------------------------- ------------------------------------------------------------------ --------- -----------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in a Foreclosure Action             MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is expected to occur.                   MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the foreclosure sale.                2     No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- -----------------------
EVICTION_START_DATE             The date the servicer initiates eviction of the borrower.                    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession of the property from             MM/DD/YYYY
                                the borrower.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LIST_PRICE                      The price at which an REO property is marketed.                        2     No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LIST_DATE                       The date an REO property is listed at a particular price.                    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
OFFER_AMT                       The dollar value of an offer for an REO property.                      2     No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- -----------------------
OFFER_DATE_TIME                 The date an offer is received by DA Admin or by the Servicer.                MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
REO_CLOSING_DATE                The date the REO sale of the property is scheduled to close.                 MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                                      MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
OCCUPANT_CODE                   Classification of how the property is occupied.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
PROP_CONDITION_CODE             A code that indicates the condition of the property.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
PROP_INSPECTION_DATE            The date a  property inspection is performed.                                MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
APPRAISAL_DATE                  The date the appraisal was done.                                             MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
CURR_PROP_VAL                   The current "as is" value of the property based on brokers             2
                                price opinion or appraisal.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
REPAIRED_PROP_VAL               The amount the property would be worth if repairs are completed        2
                                pursuant to a broker's price opinion or appraisal.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
If applicable:
------------------------------- ------------------------------------------------------------------ --------- -----------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
------------------------------- ------------------------------------------------------------------ --------- -----------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
------------------------------- ------------------------------------------------------------------ --------- ----------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed With Mortgage Insurance              MM/DD/YYYY
                                Company.
------------------------------- ------------------------------------------------------------------ --------- ----------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                                     No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed Claim Payment                      MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On Claim                         2    No commas(,) or


                                 Exhibit Five-9

------------------------------- ------------------------------------------------------------------ --------- ----------------------
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance Company                             MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance Company                       2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was Issued By The Pool                  MM/DD/YYYY
                                Insurer
------------------------------- ------------------------------------------------------------------ --------- ----------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance Company                          2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                                        2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                                      MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ ---------  ---------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                                         2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With HUD                                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                                        2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                                      MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                                         2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans Admin                              MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim Payment                              MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim                                 2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
MOTION_FOR_RELIEF_DATE          The date the Motion for Relief was filed                               10    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FRCLSR_BID_AMT                  The foreclosure sale bid amount                                        11    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FRCLSR_SALE_TYPE                The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
------------------------------- ------------------------------------------------------------------ --------- ----------------------
REO_PROCEEDS                    The net proceeds from the sale of the REO property.                          No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
BPO_DATE                        The date the BPO was done.
------------------------------- ------------------------------------------------------------------ --------- ----------------------
CURRENT_FICO                    The current FICO score
------------------------------- ------------------------------------------------------------------ --------- ----------------------
HAZARD_CLAIM_FILED_DATE         The date the Hazard Claim was filed with the Hazard Insurance          10    MM/DD/YYYY
                                Company.
------------------------------- ------------------------------------------------------------------ --------- ----------------------
HAZARD_CLAIM_AMT                The amount of the Hazard Insurance Claim filed.                        11    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------

                                 Exhibit Five-10


HAZARD_CLAIM_PAID_DATE          The date the Hazard Insurance Company disbursed the claim payment.     10    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
HAZARD_CLAIM_PAID_AMT           The amount the Hazard Insurance Company paid on the claim.             11    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
ACTION_CODE                     Indicates loan status                                                        Number
------------------------------- ------------------------------------------------------------------ --------- ----------------------
NOD_DATE                                                                                                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
NOI_DATE                                                                                                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
ACTUAL_PAYMENT_PLAN_START_DATE                                                                               MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
ACTUAL_PAYMENT_ PLAN_END_DATE
------------------------------- ------------------------------------------------------------------ --------- ----------------------
ACTUAL_REO_START_DATE                                                                                        MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
REO_SALES_PRICE                                                                                              Number
------------------------------- ------------------------------------------------------------------ --------- ----------------------
REALIZED_LOSS/GAIN              As defined in the Servicing Agreement                                        Number
------------------------------- ------------------------------------------------------------------ --------- ----------------------


Exhibit 2: Standard File Codes - Delinquency Reporting

The  Loss Mit Type  field  should  show the  approved  Loss  Mitigation  Code as follows:
    o    ASUM-       Approved Assumption
    o    BAP-        Borrower Assistance Program
    o    CO-         Charge Off
    o    DIL-        Deed-in-Lieu
    o    FFA-        Formal Forbearance Agreement
    o    MOD-        Loan Modification
    o    PRE-        Pre-Sale
    o    SS-         Short Sale
    o    MISC-       Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

                                 Exhibit Five-11

    o    Mortgagor
    o    Tenant
    o    Unknown
    o    Vacant

The Property Condition field should show the last reported condition of the property as follows:
    o    Damaged
    o    Excellent
    o    Fair
    o    Gone
    o    Good
    o    Poor
    o    Special Hazard
    o    Unknown

























                                 Exhibit Five-12

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

----------------- --------------------------------------------------------------
Delinquency Code  Delinquency Description
----------------- --------------------------------------------------------------
001               FNMA-Death of principal mortgagor
----------------- --------------------------------------------------------------
002               FNMA-Illness of principal mortgagor
----------------- --------------------------------------------------------------
003               FNMA-Illness of mortgagor's family member
----------------- --------------------------------------------------------------
004               FNMA-Death of mortgagor's family member
----------------- --------------------------------------------------------------
005               FNMA-Marital difficulties
----------------- --------------------------------------------------------------
006               FNMA-Curtailment of income
----------------- --------------------------------------------------------------
007               FNMA-Excessive Obligation
----------------- --------------------------------------------------------------
008               FNMA-Abandonment of property
----------------- --------------------------------------------------------------
009               FNMA-Distant employee transfer
----------------- --------------------------------------------------------------
011               FNMA-Property problem
----------------- --------------------------------------------------------------
012               FNMA-Inability to sell property
----------------- --------------------------------------------------------------
013               FNMA-Inability to rent property
----------------- --------------------------------------------------------------
014               FNMA-Military Service
----------------- --------------------------------------------------------------
015               FNMA-Other
----------------- --------------------------------------------------------------
016               FNMA-Unemployment
----------------- --------------------------------------------------------------
017               FNMA-Business failure
----------------- --------------------------------------------------------------
019               FNMA-Casualty loss
----------------- --------------------------------------------------------------
022               FNMA-Energy environment costs
----------------- --------------------------------------------------------------
023               FNMA-Servicing problems
----------------- --------------------------------------------------------------
026               FNMA-Payment adjustment
----------------- --------------------------------------------------------------
027               FNMA-Payment dispute
----------------- --------------------------------------------------------------
029               FNMA-Transfer of ownership pending
----------------- --------------------------------------------------------------
030               FNMA-Fraud
----------------- --------------------------------------------------------------
031               FNMA-Unable to contact borrower
----------------- --------------------------------------------------------------
INC               FNMA-Incarceration
----------------- --------------------------------------------------------------


                                 Exhibit Five-13

The FNMA Delinquent Status Code field should show the Status of Default as follows:

----------------------------- --------------------------------------------------
   Status Code                Status Description
----------------------------- --------------------------------------------------
        09                    Forbearance
----------------------------- --------------------------------------------------
        17                    Pre-foreclosure Sale Closing Plan Accepted
----------------------------- --------------------------------------------------
        24                    Government Seizure
----------------------------- --------------------------------------------------
        26                    Refinance
----------------------------- --------------------------------------------------
        27                    Assumption
----------------------------- --------------------------------------------------
        28                    Modification
----------------------------- --------------------------------------------------
        29                    Charge-Off
----------------------------- --------------------------------------------------
        30                    Third Party Sale
----------------------------- --------------------------------------------------
        31                    Probate
----------------------------- --------------------------------------------------
        32                    Military Indulgence
----------------------------- --------------------------------------------------
        43                    Foreclosure Started
----------------------------- --------------------------------------------------
        44                    Deed-in-Lieu Started
----------------------------- --------------------------------------------------
        49                    Assignment Completed
----------------------------- --------------------------------------------------
        61                    Second Lien Considerations
----------------------------- --------------------------------------------------
        62                    Veteran's Affairs-No Bid
----------------------------- --------------------------------------------------
        63                    Veteran's Affairs-Refund
----------------------------- --------------------------------------------------
        64                    Veteran's Affairs-Buydown
----------------------------- --------------------------------------------------
        65                    Chapter 7 Bankruptcy
----------------------------- --------------------------------------------------
        66                    Chapter 11 Bankruptcy
----------------------------- --------------------------------------------------
        67                    Chapter 13 Bankruptcy
----------------------------- --------------------------------------------------


                                 Exhibit Five-14

                   Calculation of Realized Loss/Gain Form 332

                                Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and/or resolution of any disputed items.

(i) The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:
------------------------------------

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

o For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

o For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

o    Other expenses - copies of corporate advance history showing all payments

o    REO repairs> $1500 require explanation

o    REO repairs >$3000 require evidence of at least 2 bids.

o Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

o    Unusual or extraordinary items may require further documentation.

13. The total of lines 1 through 12.

                                Exhibit Five-15

(ii) Credits:

14-21. Complete as applicable. Required documentation:

o Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

o    Letter of Proceeds Breakdown.

o    Copy of EOB for any MI or gov't guarantee

o    All other credits need to be clearly defined on the 332 form

22. The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)
-------------------------------------------

23. The total derived from subtracting line 22 from 13. If the amount represents a realized show the amount in parenthesis ( ).











                                Exhibit Five-16

                   Calculation of Realized Loss/Gain Form 332



         Prepared by:                                Date:
                      --------------------------           ------------------

         Phone:                               Email Address:
                 ---------------------------                 -------------------

      -------------------      ------------------       ------------------
     | Servicer Loan No. |    | Servicer Name    |     | Servicer Address |
     |                   |    |                  |     |                  |
      -------------------      ------------------       ------------------



    WELLS FARGO BANK, N.A.  Loan No.  _____________________________________

    Borrower's Name: ______________________________________________________
    Property Address: _____________________________________________________

    Liquidation Type: REO Sale    3rd Party Sale   Short Sale   Charge Off

    Was this loan granted a Bankruptcy deficiency or cramdown     Yes         No
    If "Yes", provide deficiency or cram down amount ___________________________


Liquidation and Acquisition Expenses:

(1) Actual Unpaid Principal Balance of Mortgage Loan   $                    (1)
                                                         ----------------
(2) Interest accrued at Net Rate                                            (2)
                                                       ------------------
(3) Accrued Servicing Fees                                                  (3)
                                                       ------------------
(4) Attorney's Fees                                                         (4)
                                                       ------------------
(5) Taxes (see page 2)                                                      (5)
                                                       ------------------
(6) Property Maintenance                                                    (6)
                                                       ------------------
(7) MI/Hazard Insurance Premiums (see page 2)                               (7)
                                                       ------------------
(8) Utility Expenses                                                        (8)
                                                       ------------------
(9) Appraisal/BPO                                                           (9)
                                                       ------------------
(10) Property Inspections                                                   (10)
                                                       ------------------
(11) FC Costs/Other Legal Expenses                                          (11)
                                                       ------------------
(12) Other (itemize)                                                        (12)
                                                       ------------------
         Cash for Keys                                                      (12)
                                                       ------------------
         HOA/Condo Fees                                                     (12)
                                                       ------------------
                                                                            (12)
         ---------------------------                   ------------------

         Total Expenses                                $                    (13)
                                                         ----------------

Credits:
(14) Escrow Balance                                    $                    (14)
                                                         ----------------
(15) HIP Refund                                                             (15)
                                                       ------------------
(16) Rental Receipts                                                        (16)
                                                       ------------------

(17) Hazard Loss Proceeds                              ------------------   (17)



                                 Exhibit Five-17

(18) Primary Mortgage Insurance/Gov't Insurance HUD
Part A                                                                    (18a)
                                                       ------------------
HUD Part B                                                                (18b)
                                                       ------------------
(19) Pool Insurance Proceeds                                               (19)
                                                       ------------------
(20) Proceeds from Sale of Acquired Property                               (20)
                                                       ------------------
(21) Other (itemize)                                                       (21)
                                                       ------------------

     ---------------------------------                 ------------------

         Total Credits                                 $                   (22)
                                                        -----------------
Total Realized Loss (or Amount of Gain)                $                   (23)
                                                        -----------------



                                 Exhibit Five-18

                           Escrow Disbursement Detail
                           --------------------------

------------------ --------------------- ----------- ---------- ---------- --------------------- ---------------------
      Type              Date Paid         Period of  Total Paid    Base         Penalties              Interest
   (Tax/Ins.)                              Coverage               Amount
------------------ --------------------- ----------- ---------- ---------- --------------------- ---------------------

------------------ --------------------- ----------- ---------- ---------- --------------------- ---------------------

------------------ --------------------- ----------- ---------- ---------- --------------------- ---------------------

------------------ --------------------- ----------- ---------- ---------- --------------------- ---------------------






















                                 Exhibit Five-19

                                   EXHIBIT SIX

                                    Exhibit H
                                    ---------

                         LUMINENT MORTGAGE CAPITAL, INC.
                      MAIA MORTGAGE FINANCE STATUTORY TRUST
                    MERCURY MORTGAGE FINANCE STATUTORY TRUST
                          20005 Market St., 21st Floor
                             Philadelphia, PA 19103

                                November 30, 2006

Washington Mutual Bank
9401 Oakdale Ave. (Mail Stop N080108)
Chatsworth, CA 91311
Attn: Vice President, Investor Reporting

RE: Special Foreclosure Rights Provisions

Ladies and Gentlemen:

Reference is made to that certain Servicing Agreement between us dated as of November 1, 2006 (the "Servicing Agreement"), which provides for you to service Mortgage Loans acquired by us from time to time from Washington Mutual Mortgage Securities Corp. In the event that a Securitization Transaction is effected with respect to any Mortgage Loans, the provisions of this Letter Agreement shall apply, and for so long as the holder of the most subordinated class of securities (the "Securityholder") owns all of the securities in the most subordinated class of securities, the Securityholder shall, subject to paragraph 12 hereof, have the rights set forth herein. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to them in the Servicing Agreement.

1. The Servicer shall include in its monthly servicing reports a code indicating each Mortgage Loan that is 60 or more days delinquent, 90 or more days delinquent, and each Mortgage Loan that is in foreclosure or similar proceedings. The Servicer shall notify the Securityholder at least five Business Days before a Mortgage Loan will become REO pursuant to foreclosure or similar proceedings.

2. Within five Business Days of its receipt of the monthly servicing report or three Business Days of its notice of impending REO, the Securityholder shall notify both the Servicer and Master Servicer if it objects to the proposed course of action.

3. If the Securityholder does not object pursuant to paragraph 2 above, the Servicer shall continue to service the Mortgage Loan in accordance with the provisions of the Servicing Agreement (as reconstituted).

                                 Exhibit Six-1

Washington Mutual Bank
November 30, 2006
Page

4. If the Securityholder timely and affirmatively objects pursuant to paragraph 2 above, then the Servicer may continue to service the Mortgage Loan in accordance with the provisions of the Servicing Agreement (as reconstituted), and the Securityholder shall instruct the Master Servicer (with a copy to the Servicer) to hire three appraisal firms to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case no later than 30 days from the date of such Securityholder objection. The Master Servicer shall select the appraisal firms in its discretion from the list of appraisal firms set forth on Exhibit A attached (which made be modified or supplemented from time to time by the Servicer). All costs relating to the computation of the Fair Value Prices shall be for the account of the Securityholder and shall be paid by the Securityholder at the time that such Mortgage Loan is purchased by the Securityholder.

          (a) If the Master Servicer shall have received three Fair Value Prices by the expiration of such 30-day period, then the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the "Unpaid
     Principal Balance") and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms, but in no event less than the aggregate amount of Monthly Advances, Servicing Advances and other sums owed to the Servicer with respect to such Mortgage Loan, including but not limited to Nonrecoverable Advances (collectively, "Servicer Payments").

          (b) If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period set forth above, then:

               (i) If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the "Master Servicer's Fair Value Price") and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer's Fair Value Price; but in no event less than the Servicer Payments with respect to such Mortgage Loan.

               (ii) If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer

                                 Exhibit Six-2

Washington Mutual Bank
November 30, 2006
Page 3

          will determine the Master Servicer's Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer's Fair Value Price; but in no event less than the Servicer Payments with respect to such Mortgage Loan;. Within five Business Days thereafter, the Servicer shall assign the related Mortgage Loan and deliver the related documents comprising the Collateral File.

               (iii) If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-day period, then the Master Servicer will determine the Master Servicer's Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and (2) the Master Servicer's Fair Value Price; but in no event less than the Servicer Payments with respect to such Mortgage Loan.

               (iv) If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices. Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Letter Agreement and, within five Business Days thereafter, (i) the Securityholder shall pay the Servicer the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Servicer shall refund to the Securityholder the positive difference between the purchase price actually paid by the Securityholder, and the recalculated purchase price. In no event shall the final amount received by the Servicer be less than the Servicer Payments with respect to such Mortgage Loan.

               (v) In the event the amount received by the Servicer pursuant to paragraph 4(iv) above is in excess of the Servicer Payments, the Servicer shall be entitled to retain an amount equal to Servicer Payments and shall deposit any excess in the Custodial Account for P&I for distribution on the following Remittance Date.

                                 Exhibit Six-3

Washington Mutual Bank
November 30, 2006
Page 4

5. If the Securityholder shall fail to purchase a Mortgage Loan following its objection pursuant to paragraph 2 above, it shall forfeit any right to purchase such Mortgage Loan or direct any proceedings with respect thereto.

6. The Securityholder agrees to indemnify and hold harmless the Servicer and each person, if any, who controls the Servicer within the meaning of
     Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934, against any and all losses, claims, damages, liabilities or expenses (including, but not limited to, reasonable attorneys' fees and any and all expenses incurred in investigating, preparing and defending against any claims therefor, and any amount paid in settlement of any claim or litigation, except as otherwise provided herein), to which such indemnified party may be subject, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon (a) the Securityholder's breach of its obligations hereunder or (b) the Servicer's taking any action or failing to take any action pursuant to the Securityholder's instructions in accordance herewith.

     With respect to each claim for indemnification made hereunder, the Servicer shall notify the Securityholder in writing, giving notice of the nature of the claim, promptly after receipt of a service of a summons or other first legal process that shall have been served upon such Servicer, but failure to notify the Securityholder of any such claim shall not relieve the Securityholder from any liability which it may have to the Servicer on account of the indemnity contained in this letter agreement, except to the extent that the Securityholder has been materially prejudiced by such failure.

     The Securityholder will be entitled to participate at its own expense in the defense or, if the Securityholder so elects, to assume the defense of any suit brought to enforce any such liability (jointly with any other Securityholder similarly notified), but if the Securityholder elects to assume the defense, such defense shall be conducted by counsel reasonably satisfactory to the Servicer. After notice from the Securityholder to such Servicer of its election to so assume the defense thereof, the
     Securityholder shall not be liable to such Servicer under this letter agreement for any legal or other expenses subsequently incurred by such Servicer in connection with the defense thereof other than reasonable costs of investigation. In the event the Securityholder elects to assume the defense of any such suit and retain such counsel, the Servicer or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless: (i) the Securityhholder shall have agreed to the retention of such counsel at the expense of the Securityholder; or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Securityholder and the Servicer, and representation of both by the same

                                 Exhibit Six-4

Washington Mutual Bank
November 30, 2006
Page 5

     counsel would be inappropriate due to actual or potential differing interests between them. In no event shall the Securityholder be liable, in connection with any proceeding or separate but similar proceedings in the same jurisdiction arising out of the same general allegations or circumstances, for the fees and expenses of more than one counsel (separate from its own counsel) for the Servicer.

     The Securityholder shall not be liable to indemnify any person for any settlement of any claim effected without the Securityholder's written consent or if there be a final judgment for the plaintiff in any such action, the Securityholderagrees to indemnify and hold harmless any Servicer from and against any loss or liability by reason of such settlement or judgment. If the Securityholder assumes the defense of any proceeding, the Securityholder shall not, without the prior written consent of an Servicer, which consent will not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which such Servicer is or could have been a party and indemnity is or could have been sought hereunder by such Servicer unless such settlement (i) includes an unconditional release of such Servicer from all liability on any claims that are the subject of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of an Servicer.

     Notwithstanding anything to the contrary contained in this letter agreement, in no event shall the Securityholder have any liability for any indirect, special, punitive or consequential damages, losses, costs or expenses incurred by any Servicer hereunder.

7. Any notice, confirmation, instruction or objection pursuant to paragraphs 1 or 2 above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Securityholder may agree to from time to time.

8. For the avoidance of doubt, the Securityholder's rights set forth in this Letter Agreement are intended to provide the Securityholder, for so long as it (i) has not forfeited its right under paragraph 4 hereof as set forth in paragraph 5 above and (ii) owns all of the securities in the most subordinated class of securities, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery
     value  on  delinquent  and  defaulted   Mortgage   Loans.

9. If the the Securityholder purchases any Mortgage Loan pursuant to this Letter Agreement, the Servicer shall relinquish its servicing rights with regard to such Mortgage Loan, and the Securityholder shall be responsible to service or contract for the servicing thereof. The parties agree to cooperate in the expeditious transfer of servicing with regard to such Mortgage Loan.

                                 Exhibit Six-5

Washington Mutual Bank
November 30, 2006
Page 6

10. In the event that the Securityholder purchases any Mortgage Loan pursuant to this Letter Agreement, the Servicer and the Securityholder will work together in good faith to take any and all actions necessary to effect such purchase, including, but not limited to, the preparation and execution of any endorsements or assignments of the Mortgage Loan documents and the delivery of same to the Securityholder or its designee, all at the expense of the Securityholder.

11. The Master Servicer shall promptly deliver any written notices that it receives under Section 1 of this Letter Agreement to the Securityholder, and shall provide copies of each Fair Value Price appraisal and Master Servicer's Fair Value Price with respect to any Mortgage Loan to the Servicer.

12. This Letter Agreement and the rights set forth herein may be transferred by the Securityholder with the prior consent of the Servicer, which consent shall not be unreasonably withheld, delayed or conditioned.

     If the foregoing is consistent with your understanding, please execute and return a copy of this Letter Agreement to us. Thank you.

                            [Signature Page Follows]















                                 Exhibit Six-6

                               LUMINENT MORTGAGE CAPITAL,
                               INC.




                               By:   ________________________________
                                     Name:
                                     Title:



                               MERCURY MORTGAGE FINANCE
                               STATUTORY TRUST




                               By:   ________________________________
                                     Name:
                                     Title:



                               MAIA MORTGAGE FINANCE
                               STATUTORY TRUST




                               By:   ________________________________
                                     Name:
                                     Title:

SEEN AND AGREED:

WASHINGTON MUTUAL BANK



By:      ________________________________
         Name:
         Title:






                                 Exhibit Six-7